UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 20, 2012

Alternative Fuels Americas, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-177532	33-0301060
(Commission File Number)	(IRS Employer Identification No.)

2131 Hollywood Boulevard, Suite 401, Hollywood, Florida 33020

 (Address of principal executive offices and zip code)

(954) 367-7062
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “AFAI,” “we,” “us,” and “our” refer to Alternative Fuels Americas, Inc.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

Timothy Hart resigned as AFAI’s Chief Financial Officer, effective February 20, 2012. Mr. Hart will continue to assist the Company on a per diem basis with its year-end audit and other financial matters until a new Chief Financial Officer is appointed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE FUELS AMERICAS, INC.

Date: February 21, 2012	By:	/s/ Craig Frank
Craig Frank, Chairman and Chief Executive Officer

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